SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                      FORM 8-K

                                   CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  May 22, 1998


                               Stratus Properties Inc.
               (Exact name of registrant as specified in its charter)


                 Delaware             0-19989            72-1211572
             (State or other     (Commission File      (IRS Employer
             jurisdiction of          Number)          Identification
             incorporation or                             Number)
              organization)



                           98 San Jacinto Blvd., Suite 220
                                Austin, Texas  78701
                      (Address of principal executive offices)

                                   (512) 478-5788
                (Registrant's telephone number, including area code)

                                 FM Properties Inc.
                          98 San Jacinto Blvd. Suite 220
                                Austin, Texas  78701
            (Former name or former address, if changes since last report)




          Item 5.   Other Events.

                On May 22, 1998, Stratus Properties Inc. (STRS) and Olympus Real Estate Corporation (Olympus), an affiliate of Hicks, Muse, Tate & Furst Incorporated, formed their previously announced strategic alliance to develop certain of STRS' existing properties and to pursue new real estate acquisition and development opportunities. Under the terms of the agreements, Olympus made an approximately $10 million investment in a STRS mandatory redeemable preferred stock, provided a $10 million convertible debt financing facility to a wholly owned subsidiary of STRS and made available up to $50 million of capital for direct investment in joint STRS/Olympus projects.

                Pursuant to a Securities Purchase Agreement, a copy of which is filed as Exhibit 99.2 to this report, STRS issued to Olympus 1,712,328 shares of Series B Participating Preferred Stock (the Preferred Stock) at a stated value of $5.84 per share, the average closing price of a share of STRS common stock on the Nasdaq Stock Market during the 30 trading days ending March 2, 1998, the date of STRS/Olympus letter of intent for the transaction. The designations, preferences and rights of the Preferred Stock are set forth in a Certificate of Designations, a copy of which is filed as Exhibit 4.1 to this report. In addition, Olympus has certain rights with respect to the Preferred Stock and certain other rights, including the right to designate for nomination 20 percent of STRS' board membership, as set forth in an Investors Rights Agreement, a copy of which is filed as Exhibit 4.2 to this report.

                The shares of Preferred Stock are redeemable (i) at the option of Olympus at any time after May 22, 2001 for an amount per share approximating the economic benefit that would have accrued had the shares been converted into common stock on a one-to-one basis and sold (the "common stock equivalent value") or (ii) at the option of STRS after May 22, 2003 (and in no event later than May 22, 2004 at which time the Preferred Stock is required to be redeemed) for the greater of their common stock equivalent value or their par value per share, plus accrued and unpaid dividends, if any. STRS has an option to satisfy the redemption with shares of its common stock, subject to certain limitations. The Preferred Stock will share any dividends or distributions ratably with the STRS common stock, which currently pays no dividend. STRS used the proceeds from the sale of the Preferred Stock to repay debt.

                The $10 million convertible debt facility is available to a wholly owned subsidiary of STRS in whole or in part through May 22, 2004, to finance STRS' equity investment in new STRS/Olympus joint venture opportunities in properties not currently owned by STRS. A copy of the Loan Agreement is filed as Exhibit 4.3 to this report. The interest rate on the convertible debt will be
          12 percent per year, with interest payable quarterly or  accrued.
           Outstanding principal under the facility will be convertible  at any time into STRS common stock  at a conversion price of  $7.31, which is 125 percent of the average closing price of STRS common stock on the Nasdaq Stock Market during the 30 trading days ending March 2, 1998. If not converted into common stock, the
          convertible debt  will  be  repaid  by May  22,  2004.    If  the
          combination of interest at 12 percent and the value of the conversion right does not provide Olympus with at least a 15 percent annual return on the convertible debt, STRS will pay Olympus additional interest upon retirement of the convertible debt in an amount necessary to yield a 15 percent annual return. The convertible debt is secured by a pledge of STRS' interests in investments in new STRS/Olympus joint venture opportunities financed with the proceeds of the convertible debt and is non-recourse to STRS.

                Pursuant to a Master Agreement, a copy of which is filed as Exhibit 99.1 to this report, Olympus has made available through May 22, 2001, up to $50 million for its share of capital for direct investments in STRS/Olympus joint acquisition and development activities. Through May 22, 2001, STRS has provided Olympus a right of first refusal to participate for no less than a 50 percent interest in all new acquisition and development projects on properties not presently owned by STRS, as well as development opportunities on existing properties in which STRS seeks third-party equity participation.

          Item 7.  Financial Statements and Exhibits.

          (c)  Exhibit 4.1    Certificate of Designations  of the Series  B
                         Participating   Preferred    Stock   of    Stratus
                         Properties Inc.

               Exhibit 4.2    Investors Rights Agreement,  dated as of  May
                         22, 1998, by and between Stratus Properties Inc. and Oly/Stratus Equities, L.P.

               Exhibit 4.3    Loan Agreement, dated as of May 22, 1998,  by
                         and among Stratus Ventures I Borrower L.L.C., Oly Lender Stratus, L.P. and Stratus Properties Inc.

               Exhibit 99.1   Master Agreement, dated as  of May 22,  1998,
                         by and among Oly Fund II GP Investments, L.P., Oly Lender Stratus, L.P., Oly/Stratus Equities, L.P., Stratus Properties Inc. and Stratus Ventures I Borrower L.L.C.

               Exhibit 99.2   Securities Purchase  Agreement, dated  as  of
                         May 22, 1998, by and between Oly/Stratus Equities, L.P. and Stratus Properties Inc.

               Exhibit 99.3   Press Release  issued  jointly  by  STRS  and
                         Olympus on May 26, 1998.



                                      SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Stratus Properties Inc.


                                        By:  /s/ C. Donald Whitmire
                                            -----------------------
                                             C. Donald Whitmire
                                             Controller-Financial Reporting
                                             (Authorized signatory)

          Date: June 03, 1998





                               Stratus Properties Inc.

                                    EXHIBIT INDEX

          Exhibit
          Number

          4.1            Certificate  of  Designations  of  the  Series   B
                    Participating Preferred  Stock  of  Stratus  Properties
                    Inc.

          4.2 Investors Rights Agreement, dated as of May 22, 1998, by and between Stratus Properties Inc. and Oly/Stratus Equities, L.P.

          4.3 Loan Agreement, dated as of May 22, 1998, by and among Stratus Ventures I Borrower L.L.C., Oly Lender Stratus, L.P. and Stratus Properties Inc.

          99.1 Master Agreement, dated as of May 22, 1998, by and among Oly Fund II GP Investments, L.P., Oly Lender Stratus, L.P., Oly/Stratus Equities, L.P., Stratus Properties Inc. and Stratus Ventures I Borrower L.L.C.

          99.2 Securities Purchase Agreement, dated as of May 22, 1998, by and between Oly/Stratus Equities, L.P. and Stratus Properties Inc.

          99.3      Press Release issued jointly by STRS and Olympus on May
                    26, 1998.